UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest event reported):

                                 August 19, 2005

                           Lexmark International, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      1-14050                     06-1308215
----------------------------        -----------             --------------------
(State or other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)                 File No.)              Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky   40550
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 19, 2005, the Company agreed to employ Mr. John W. Gamble, Jr. as Executive Vice President and Chief Financial Officer of the Company. Under the terms of Mr. Gamble's employment, Mr. Gamble will receive a base salary of $450,000 and a recruitment incentive of $325,000. Beginning in 2006, Mr. Gamble will be eligible for an annual incentive compensation award equal to a percentage up to 150% of his base salary, with a minimum guarantee of $250,000 for 2006. Mr. Gamble will also be eligible for a grant of 50,000 options, restricted stock units with a value of $325,000 and an opportunity to participate in the 2005-2007 Long-Term Incentive Plan with a target of $575,000. Mr. Gamble will also be eligible to participate in the Company's employee benefit programs, employee relocation program, executive financial planning program and the Supplemental Retirement Plan. The Company also intends to enter into an Employment Agreement, a Change in Control Agreement and an Indemnification Agreement with Mr. Gamble on substantially the same terms as those of the Company's other executive officers.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 30, 2005, the Company issued a press release announcing  that Mr. John
W. Gamble, Jr., 42, will join the Company as Executive Vice President and Chief Financial Officer effective September 6, 2005. Mr. Gamble comes to the Company from Agere Systems Inc., a $1.9 billion provider of semiconductors ("Agere"), where he has served as Executive Vice President and Chief Financial Officer since February 2003. From January 2003 to February 2003, Mr. Gamble served as Senior Vice President and Business Controller, and from January 2001 to January 2003, he served as Senior Vice President and Treasurer of Agere. Prior to joining Agere, Mr. Gamble held a number of finance positions at Honeywell International, Inc. (formerly AlliedSignal, Inc.), including Vice President and Chief Financial Officer of Honeywell Industrial Controls, Vice President of Business Planning and Analysis and Assistant Treasurer. The press release announcing Mr. Gamble's appointment is filed herewith as Exhibit 99.1 and is incorporated herein by reference. A description of the material terms of Mr. Gamble's employment is included under Item 1.01 and incorporated herein by reference.

Effective September 6, 2005, Mr. Gary E. Morin, the Company's current Executive Vice President and Chief Financial Officer, will continue serving as Executive Vice President of the Company until he retires.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

    Exhibit No.  Description of Exhibit

    99.1 Press Release issued by Lexmark International, Inc., dated August 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEXMARK INTERNATIONAL, INC.
                                   (Registrant)


                                   By: /s/ Gary E. Morin
                                       -----------------------
                                       Name:  Gary E. Morin
                                       Title: Executive Vice President and Chief
                                               Financial Officer

Date: August 30, 2005

                                  EXHIBIT INDEX


Exhibit No. Description of Exhibit

99.1        Press Release issued by Lexmark International, Inc., dated August
            30, 2005.